UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 18, 2014

ENBRIDGE ENERGY PARTNERS, L.P.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-10934	39-1715850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 LOUISIANA, SUITE 3300, HOUSTON, TEXAS 77002

(Address of Principal Executive Offices) (Zip Code)

(713) 821-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

MEP Dropdown Transaction

On June 18, 2014, Enbridge Energy Partners, L.P. (the “Partnership”) and Midcoast Energy Partners, L.P. (“MEP”) entered into a Purchase and Sale Agreement (the “Purchase Agreement”) pursuant to which MEP will purchase from the Partnership a 12.6% limited partner interest in Midcoast Operating, L.P (“MEP OLP”), for $350,000,000. This transaction is expected to close on or about July 1, 2014. Following the disposition to MEP, the Partnership will own a 48.4% limited partner interest in MEP OLP.

The foregoing is qualified in its entirety by reference to the Purchase Agreement, which is included as Exhibit 10.2 to this Current Report and is incorporated herein by reference.

Equity Restructuring Transaction

On June 18, 2014, Enbridge Energy Company, Inc., the general partner (the “General Partner”) of the Partnership, entered into an equity restructuring transaction (the “Equity Restructuring”) with the Partnership in which the General Partner irrevocably waived its right to receive cash distributions and allocations of items of income, gain, deduction and loss in excess of 2% in respect of its general partner interest (the “Existing IDRs”) in exchange for the issuance to a wholly-owned subsidiary of the General Partner (“GP Sub”), effective as of July 1, 2014, of (i) 66.1 million units of a new class of Partnership units designated as Class D Units (the “Class D Units”) and (ii) 1,000 units of a new class of Partnership units designated as Incentive Distribution Units (the “Incentive Distribution Units”). The irrevocable waiver is effective with respect to the calendar quarter ending on June 30, 2014 and each calendar quarter thereafter (the “Irrevocable Waiver”). The Class D Units entitle the holder thereof to receive quarterly distributions equal to the distribution paid on the Partnership’s common units, and the Incentive Distribution Units entitle the holder thereof to receive 23% of distributions by the Partnership in excess of $0.5435 per common unit and Class D Unit per quarter. In connection with the Equity Restructuring, the General Partner adopted the Sixth Amended and Restated Agreement of Limited Partnership of the Partnership (the “Amended Partnership Agreement”), which amends and restates the Fifth Amended and Restated Agreement of Limited Partnership of the Partnership (the “Current Partnership Agreement”) in order to provide for the issuance of and the terms and conditions of the Class D Units and the Incentive Distribution Units and other amendments related to the Equity Restructuring.

The descriptions of the Irrevocable Waiver, the Class D Units, the Incentive Distribution Units and the Amended Partnership Agreement provided below under Item 5.03 are incorporated in this Item 1.01 by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The Class D Units and the Incentive Distribution Units will be issued by the Partnership in a private transaction exempt from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). The effective date of the issuance is July 1, 2014.

The description of the Equity Restructuring set forth in item 1.01 above is incorporated herein by reference. The descriptions of the Class D Units and Incentive Distribution Units set forth in Item 5.03 below are incorporated herein by reference.

The foregoing is qualified in its entirety by reference to the full text of the Amended Partnership Agreement, which is included as Exhibit 3.1 to this Current Report.

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

On June 18, 2014, the General Partner adopted the Amended Partnership Agreement, which, among other things, provides for the issuance of and sets forth the rights, preferences and obligations of the Class D Units and Incentive Distribution Units. The Amended Partnership Agreement is effective as of July 1, 2014.

The Class D Units entitle the holder thereof to receive quarterly distributions equal to the distribution paid on the Partnership’s common units. The Class D Units are convertible into Class A common units of the Partnership any time after the fifth anniversary of issuance at the holder’s option. The Class D Units may be redeemed in whole or in part by the Partnership after the 30 year anniversary of issuance at the Partnership’s option for either a cash amount equal to the notional value per unit or newly issued Class A common units with an aggregate market value at redemption equal to 105% of the aggregate notional value of the Class D Units being redeemed. The Class D Units have a notional value of $31.35 per unit, which was the closing price of the Partnership’s Class A common units on June 17, 2014. In the event of a liquidation event (or any merger or other extraordinary transaction), the Class D Units will entitle the holder thereof to a preference in liquidation equal to 20% of the notional value, with such preference being increased by an additional 20% on each anniversary of issuance, resulting in a liquidation preference equal to 100% of the notional value on and after July 1, 2018.

The Incentive Distribution Units entitle the holder thereof to receive 23% of the incremental distributions by the Partnership in excess of $0.5435 per common unit and Class D Unit per quarter. In the event of any decrease in the Class A common unit distribution below the current quarterly distribution level of $0.5435 per unit in any quarter during the five years commencing with the fourth quarter of 2014, the distribution paid by the Partnership on the Class D Units will be reduced to the amount that would have been paid by the Partnership in respect of the Existing IDRs had the Equity Restructuring not occurred. In addition, the third quarter 2014 distribution on the Class D Units will be reduced so that the aggregate distributions paid by the Partnership in calendar year 2014 with respect to the Existing IDRs, the Class D Units and the Incentive Distribution Units will not exceed the distribution that would have been paid by the Partnership in calendar year 2014 in respect to the Existing IDRs had the Equity Restructuring not occurred.

Also, as part of the Equity Restructuring, certain amendments were made to the Current Partnership Agreement to increase the Partnership’s flexibility to maintain and increase interim distributions to unitholders until current and future growth investments by the Partnership begin to generate cash, and to enhance the Partnership’s ability to execute its long-term growth plans in a capital efficient and accretive manner.

The foregoing is qualified in its entirety by reference to the Amended Partnership Agreement, which is included as Exhibit 3.1 to this Current Report and is incorporated herein by reference, and the Irrevocable Waiver, which is included as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On June 19, 2014, the Partnership issued a press release announcing that it had entered into the Purchase Agreement. Such press release is furnished as Exhibit 99.1 hereto.

Also on June 18, 2014, the Partnership issued a press release announcing the Equity Restructuring. Such press release is furnished as Exhibit 99.2 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of the Exhibit

3.1	Sixth Amended and Restated Agreement of Limited Partnership of Enbridge Energy Partners, L.P., dated as of June 18, 2014.

10.1	Irrevocable Waiver dated as of June 18, 2014, made by Enbridge Energy Company, Inc.

10.2	Purchase and Sale Agreement by and between Enbridge Energy Partners, L.P. and Midcoast Energy Partners, L.P., dated as of June 18, 2014.

99.1	Press release of Enbridge Energy Partners, L.P., dated June 19, 2014.

99.2	Press release of Enbridge Energy Partners, L.P., dated June 18, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENBRIDGE ENERGY PARTNERS, L.P. (Registrant)

	By:	Enbridge Energy Management, L.L.C.
as delegate of Enbridge Energy Company, Inc., its General Partner

Date: June 19, 2014	By:	/s/ Bruce Stevenson
Bruce Stevenson Corporate Secretary (Duly Authorized Officer)

Index of Exhibits

Exhibit Number	Description

3.1	Sixth Amended and Restated Agreement of Limited Partnership of Enbridge Energy Partners, L.P., dated as of June 18, 2014.

10.1	Irrevocable Waiver dated as of June 18, 2014, made by Enbridge Energy Company, Inc.

10.2	Purchase and Sale Agreement by and between Enbridge Energy Partners, L.P. and Midcoast Energy Partners, L.P., dated as of June 18, 2014.

99.1	Press release of Enbridge Energy Partners, L.P., dated June 19, 2014.

99.2	Press release of Enbridge Energy Partners, L.P., dated June 18, 2014.